                                                               Exhibit 10.2

                        INDEPENDENT CONTRACTOR AGREEMENT

This Independent Contractor Agreement (the "Agreement") is made and effective this 13th day of June 2001, by and between ARKADY KURBANOV (the "Contractor") and CalWest Ventures Inc.(the "Company").

Now, therefore, Contractor and Company agree as follows:

1.  ENGAGEMENT.
Company hereby engages Contractor, and Contractor accepts said engagement, to provide to Company the following services: sales to buyers of the Company's products not previously engaged by the Company.

2.  TERM.
Contractor shall provide services to Company pursuant to this Agreement for a term commencing on execution of this Agreement until such time as terminated by either party.

3.  PLACE OF WORK.
Contractor shall render services primarily at Contractor's offices.

4.  TIME.
Contractor's daily schedule and hours worked under this Agreement on a given day shall be subject to Contractor's discretion. Company relies upon Contractor to devote sufficient time as is reasonably necessary to fulfill the spirit and purpose of this Agreement.

5.  PAYMENT.
Company must approve the project provided by Consultant to the Company prior to the commencement of consulting services. Payment shall be subject to Master Price List (see attached).

6.  COVENANT NOT TO COMPETE.
During the term of this Agreement Contractor shall not compete in any manner with the Company in any location whatsoever, including without limitation on the "Internet," directly or indirectly, either for his own account, or as a partner, shareholder, officer, director, employee, agent or otherwise. Contractor agrees not to own, manage, operate, control, be employed by, participate in, consult with, perform services for, or otherwise be connected with any business that is the same as or similar to the business conducted by Company. In the event any of the provisions of this Section 6 are determined to be invalid by reason of their scope or duration, this Section 6 shall be deemed modified to the extent required to cure the invalidity. In the event of a breach of this Section 6, or a threatened breach of this Section 6, Company shall be entitled to obtain an injunction restraining the commitments or continuance of the breach, as well as any other legal or equitable remedies permitted by law.

7.  CONFIDENTIALITY.
During the term of this Agreement, Contractor shall not, without the prior written consent of Company, disclose to anyone any Confidential Information. "Confidential Information" for the purposes of this Agreement shall include Company's proprietary and confidential information such as, but not limited to, customer lists, business plans, marketing plans, financial information, designs, drawing, specifications, models, software, source codes and object codes. Confidential Information shall not include any information that:

     A.  is disclosed by Company without restriction;

     B.  becomes publicly available through no act of Contractor;

     C.  is rightfully received by Contractor from a third party.

8.  TERMINATION.
This Agreement will automatically and immediately terminate (i) upon the mutual agreement of the parties, or (ii) upon the determination by the Company that the Contractor has materially failed to perform his or her duties, or (iii) upon the determination by the Company that the Contractor has engaged in any act of dishonesty, or (iv) upon the completion of the assignment for which Contractor was hired.

9.  INDEPENDENT CONTRACTOR.
Contractor is and throughout this Agreement shall be an independent contractor and not an employee, partner or agent of Company. Contractor shall not be entitled to nor receive any benefit normally provided to Company's employees such as, but not limited to, vacation payment, retirement, health care or sick pay. Company shall not be responsible for withholding income or other taxes from the payments made to Contractor. Contractor shall be solely responsible for filing all returns and paying any income, social security or other tax levied upon or determined with respect to the payments made to Contractor pursuant to this Agreement.

10. TOOLS, SUPPLIES, TRAVEL AND EXPENSES.
Unless otherwise agreed to by Company in writing in advance, the Contractor shall be solely responsible for all expenses incurred by the Contractor, including without limitation, procuring, paying for and maintaining any computer equipment, software, paper, tools or supplies necessary or appropriate for the performance of Contractor's services hereunder or any expenses incurred with respect to travel.

11. NO EARNINGS, CLAIMS OR PROMISES.
The Company makes no promises or representations whatever to the Contractor with respect to a minimum, maximum or any specific amount of earnings that the Contractor can expect to receive.

12. INDEMNITY.

The Contractor agrees to indemnify, defend and hold harmless the Company, its officers, employees and agents from all loss, damage, cost, and expense, including attorney's fees, incurred by the Company arising from or in any connected with the Contractor's performance including, without limitation, bodily injury, sickness and/or disease, including death at any time, sustained by any person in connection with the performance of Contractor or any independent contractor or employee of Contractor in connection with the operation of any vehicle, or in connection with the performance of Contractor's duties hereunder.

13. AUTOMOBILE INSURANCE.
Contractor agrees, warrants and covenants that Contractor or any independent contractor or employee utilized by Contractor has and will maintain automobile insurance in connection with any automobile that may be used in the performance of this Agreement with at least minimum statutory liability limits at Contractor's sole expense and will provide proof of automobile insurance upon any automobile that may in the performance of this Agreement.

14. CONTROLLING LAW.
This Agreement shall be governed by and construed in accordance with the laws of the State of California.

12. HEADINGS.
The headings in this Agreement are inserted for convenience only and shall not be used to define, limit or describe the scope of this Agreement or any of the obligations herein.

13. FINAL AGREEMENT.
This Agreement constitutes the final understanding and agreement between the parties with respect to the subject matter hereof and supersedes all prior negotiations, understandings and agreements between the parties, whether written or oral. This Agreement may be amended, supplemented or changed only by an agreement in writing signed by both of the parties.

14. NOTICES.
Any notice required to be given or otherwise given pursuant to this Agreement shall be in writing and shall be hand delivered, mailed by certified mail, return receipt requested or sent by recognized overnight courier service as follows:

If to Contractor:

                    ARKADY KURBANOV
                    1011 11TH ST. #232
                    SANTA MONICA, CA 90403

         If to Company:
                  1070 Sidonia Street
                  Encinitas, CA 92024

15. SEVERABILITY.
If any term of this Agreement is held by a court of competent jurisdiction to be invalid or unenforceable, then this Agreement, including all of the remaining terms, will remain in full force and effect as if such invalid or unenforceable term had never been included.

16. ARBITRATION.
ALL AND ANY DISPUTES OF ANY NATURE WHATSOEVER, INCLUDING WITHOUT LIMITATION ANY TYPE OF CONTROVERSIES OR DIFFERENCES WHICH MAY ARISE BETWEEN THE PARTIES OUT OF OR IN RELATION TO OR IN CONNECTION WITH THIS AGREEMENT, REGARDLESS OF WHETHER EXPRESSED IN CONTRACT OR TORT, SHALL BE SETTLED AMICABLY. IF SETTLEMENT IS NOT REACHED BETWEEN THE PARTIES HERETO, IT SHALL BE EXCLUSIVELY SUBMITTED TO AND FINALLY RESOLVED BY BINDING ARBITRATION TO BE CONDUCTED IN THE CITY OF SAN DIEGO, CALIFORNIA UNDER THE COMMERCIAL ARBITRATION RULES OF THE AMERICAN ARBITRATION ASSOCIATION. THE AWARD SHALL BE FINAL AND BINDING UPON BOTH PARTIES AND NOT SUBJECT TO ANY APPEAL WITH THE PREVAILING PARTY ENTITLED TO AN AWARD OF REASONABLE ATTORNEY'S FEES AND COSTS. THE PARTIES ARE AWARE THAT EXECUTION OF THIS AGREEMENT WILL RESULT IN A WAIVER OF CERTAIN RIGHTS INHERENT IN ORDINARY JUDICIAL PROCESS SUCH AS THE RIGHT TO A TRIAL BY JURY, AMONG OTHERS.

IN WITNESS WHEREOF, this Agreement has been executed by the parties as of the date first above written.

/s/ Arkady Kurbanov
-----------------------------
Contractor

CalWest Ventures Inc.

/s/ Lala Cartledge
-----------------------------
By Lala Cartledge

                                CALWEST VENTURES
                                 LALA CARTLEDGE
                               1070 SIDONIA STREET
                               ENCINITAS, CA 92024
                           (760) 942 4896 FAX 942 4896

YOU ARE NOT HERE MERELY TO MAKE A LIVING. YOU ARE HERE TO ENABLE THE WORLD TO LIVE MORE AMPLY, WITH GREATER VISION, AND WITH A FINER SPIRIT OF HOPE AND ACHIEVEMENT. YOU ARE HERE TO ENRICH THE WORLD. WOODROW WILSON
-----------------------------------------------------------------------------

                                MASTER PRICE LIST

                                  JOINT HEALTH

JOINT HEALTH is a proprietary formula containing the most comprehensive joint support nutrients ever created. Six years of clinical research has gone into its formulation. Nutrients, like CM Complex, help to stop the destruction of joint tissues. Glucosamine, collagen (type II), and methyl sulfonylmethane (MSM) provide the building blocks for new tissue growth, and a proprietary blend of herbal extracts function as natural COX-2 inhibitors, as well as, powerful antioxidants. Important minerals that have been found to exist in low levels in those suffering from the various forms of arthritis have also been included. JOINT HEALTH the only healthy joint formula that you'll ever need to purchase.

         JOINT HEALTH is available in bottles of 150 capsules. The recommended daily dose is 6 capsules twice a day.

RETAIL COST (suggested)                     $54.95   (150capsules)

WHOLESALE COST (6 bottles or more)          $29.95

DISTRIBUTOR COST (60 bottles or more)       $22.50

MASTER DISTRIBUTOR (200 bottles or more)    $20.75

                                CALWEST VENTURES
                                 LALA CARTLEDGE
                               1070 SIDONIA STREET
                               ENCINITAS, CA 92024
                          (805) 942 4896 FAX: 942 4896

----------------------------------------------------------------------

                                MASTER PRICE LIST

                                     RE-LIV
                         ARTICHOKE/ SARSAPARILLA EXTRACT

         RE-LIV is a unique powdered herbal supplement created by a proprietary extraction method which produces an 4:1 extract of sarsaparilla root and artichoke bud. The patented extraction process, obtaining the water and fat-soluble principles, is responsible for high concentrations of active ingredients without using artificial additives, preservatives, stabilizers, or dangerous solvents.

     A partial analysis has revealed a complex contains the active flavonoids: quercetin, kaempferol, isorhamnetin, (+) - catechin, silymarin, cynarin, and polyphenols as caffeic and chlorogenic acids, which are known for their comprehensive anti-oxidant and hepato-protective qualities.

         A medical double-blind study on 60 patients diagnosed with chronic liver disease showed Re-Liv had impressive liver normalizing and regenerative capabilities.

         RE-LIV was developed by a group of three researchers including a biochemist specializing in pharmacology, a physician whose specialty is liver disease, and a chemist specializing in plant research. It has been used in clinical settings for over 20 years.

     Artichoke has had traditional uses in the Americas and Spain for treating digestive and liver conditions as well as diabetes. Sarsaparilla has been used during this last century as a blood purifier and anti-toxin. Flavonoids including quercetin, silymarin, isorhamnetin, and (+) - catechin have been used for their anti-hepatoxic activity. However, this research has found that a combination of concentrated extracts of the buds of this particular artichoke and sarsaparilla shows a highly synergistic effect when addressing various conditions related to liver pathology.

         RE-LIV IS RECOMMENDED FOR THOSE WHO:

         -   consume ALCOHOL

         -   are exposed to ENVIRONMENTAL POLLUTANTS or cigarette smoke

         -   have been taking MEDICATIONS or DRUGS for extended periods of time

         -   are OVERWEIGHT

         -   have a history of liver or GALL BLADDER DISEASE and POOR DIGESTION

         - have a history of ENVIRONMENTAL SENSITIVITIES due to a sluggish liver

         -   have ABNORMAL LIVER ENZYMES

         Re-Liv is available in bottles of 90 capsules of 420 milligrams. The recommended daily dose is 1260 milligrams (3 capsules).

RETAIL COST (suggested)                     $24.95   (60capsules)

WHOLESALE COST (6 bottles or more)          $12.50

DISTRIBUTOR COST (60 bottles or more)       $8.95

MASTER DISTRIBUTOR (200 bottles or more)    $6.50

                        INDEPENDENT CONTRACTOR AGREEMENT

This Independent Contractor Agreement (the "Agreement") is made and effective this 19TH day of JUNE 2001, by and between JON LINDQUIST (the
"Contractor") and CalWest Ventures Inc.(the "Company").

Now, therefore, Contractor and Company agree as follows:

1.  ENGAGEMENT.
Company hereby engages Contractor, and Contractor accepts said engagement, to provide to Company the following services: sales to buyers of the Company's products not previously engaged by the Company.

2.  TERM.
Contractor shall provide services to Company pursuant to this Agreement for a term commencing on execution of this Agreement until such time as terminated by either party.

3.  PLACE OF WORK.
Contractor shall render services primarily at Contractor's offices.

4.  TIME.
Contractor's daily schedule and hours worked under this Agreement on a given day shall be subject to Contractor's discretion. Company relies upon Contractor to devote sufficient time as is reasonably necessary to fulfill the spirit and purpose of this Agreement.

5.  PAYMENT.
Contractor agrees to purchase products from the Company at the following prices:

Retail Cost                                 $54.95   (150capsules)

Wholesale Cost (6 bottles or more)          $29.95

Distributor Cost (60 bottles or more)       $22.50

Master Distributor (200 bottles or more)    $20.75

6.  COVENANT NOT TO COMPETE.
During the term of this Agreement Contractor shall not compete in any manner with the Company in any location whatsoever, including without limitation on the "Internet," directly or indirectly, either for his own account, or as a partner, shareholder, officer, director, employee, agent or otherwise. Contractor agrees not to own, manage, operate, control, be employed by, participate in, consult with, perform services for, or otherwise be connected with any business that is the same as or similar to the business conducted by Company. In the event any of the provisions of this Section 6 are determined to be invalid by reason of their scope or duration, this Section 6 shall be deemed modified to the extent required to cure the invalidity. In the event of a breach of this
Section 6, or a threatened breach of this Section 6, Company shall be entitled to obtain an injunction restraining the commitments or continuance of the breach, as well as any other legal or equitable remedies permitted by law.

7.  CONFIDENTIALITY.
During the term of this Agreement, Contractor shall not, without the prior written consent of Company, disclose to anyone any Confidential Information. "Confidential Information" for the purposes of this Agreement shall include Company's proprietary and confidential information such as, but not limited to, customer lists, business plans, marketing plans, financial information, designs, drawing, specifications, models, software, source codes and object codes. Confidential Information shall not include any information that:

     A.  is disclosed by Company without restriction;

     B.  becomes publicly available through no act of Contractor;

     C.  is rightfully received by Contractor from a third party.

8.  TERMINATION.
This Agreement will automatically and immediately terminate (i) upon the mutual agreement of the parties, or (ii) upon the determination by the Company that the Contractor has materially failed to perform his or her duties, or (iii) upon the determination by the Company that the Contractor has engaged in any act of dishonesty, or (iv) upon the completion of the assignment for which Contractor was hired.

9.  INDEPENDENT CONTRACTOR.
Contractor is and throughout this Agreement shall be an independent contractor and not an employee, partner or agent of Company. Contractor shall not be entitled to nor receive any benefit normally provided to Company's employees such as, but not limited to, vacation payment, retirement, health care or sick pay. Company shall not be responsible for withholding income or other taxes from the payments made to Contractor. Contractor shall be solely responsible for filing all returns and paying any income, social security or other tax levied upon or determined with respect to the payments made to Contractor pursuant to this Agreement.

10.  TOOLS, SUPPLIES, TRAVEL AND EXPENSES.
Unless otherwise agreed to by Company in writing in advance, the Contractor shall be solely responsible for all expenses incurred by the Contractor, including without limitation, procuring, paying for and maintaining any computer equipment, software, paper, tools or supplies necessary or appropriate for the performance of Contractor's services hereunder or any expenses incurred with respect to travel.

11. NO EARNINGS, CLAIMS OR PROMISES.

The Company makes no promises or representations whatever to the Contractor with respect to a minimum, maximum or any specific amount of earnings that the Contractor can expect to receive.

12. INDEMNITY.
The Contractor agrees to indemnify, defend and hold harmless the Company, its officers, employees and agents from all loss, damage, cost, and expense, including attorney's fees, incurred by the Company arising from or in any connected with the Contractor's performance including, without limitation, bodily injury, sickness and/or disease, including death at any time, sustained by any person in connection with the performance of Contractor or any independent contractor or employee of Contractor in connection with the operation of any vehicle, or in connection with the performance of Contractor's duties hereunder.

13. AUTOMOBILE INSURANCE.
Contractor agrees, warrants and covenants that Contractor or any independent contractor or employee utilized by Contractor has and will maintain automobile insurance in connection with any automobile that may be used in the performance of this Agreement with at least minimum statutory liability limits at Contractor's sole expense and will provide proof of automobile insurance upon any automobile that may in the performance of this Agreement.

14. CONTROLLING LAW.
This Agreement shall be governed by and construed in accordance with the laws of the State of California.

12. HEADINGS.
The headings in this Agreement are inserted for convenience only and shall not be used to define, limit or describe the scope of this Agreement or any of the obligations herein.

13. FINAL AGREEMENT.
This Agreement constitutes the final understanding and agreement between the parties with respect to the subject matter hereof and supersedes all prior negotiations, understandings and agreements between the parties, whether written or oral. This Agreement may be amended, supplemented or changed only by an agreement in writing signed by both of the parties.

14. NOTICES.
Any notice required to be given or otherwise given pursuant to this Agreement shall be in writing and shall be hand delivered, mailed by certified mail, return receipt requested or sent by recognized overnight courier service as follows:

If to Contractor:
                    JON LINDQUIST
                    2540 BANBURY DR.
                    ANCHORAGE, AK 99504

         If to Company:
                  1070 Sidonia Street
                  Encinitas, CA 92024

15. SEVERABILITY.
If any term of this Agreement is held by a court of competent jurisdiction to be invalid or unenforceable, then this Agreement, including all of the remaining terms, will remain in full force and effect as if such invalid or unenforceable term had never been included.

16. ARBITRATION.
ALL AND ANY DISPUTES OF ANY NATURE WHATSOEVER, INCLUDING WITHOUT LIMITATION ANY TYPE OF CONTROVERSIES OR DIFFERENCES WHICH MAY ARISE BETWEEN THE PARTIES OUT OF OR IN RELATION TO OR IN CONNECTION WITH THIS AGREEMENT, REGARDLESS OF WHETHER EXPRESSED IN CONTRACT OR TORT, SHALL BE SETTLED AMICABLY. IF SETTLEMENT IS NOT REACHED BETWEEN THE PARTIES HERETO, IT SHALL BE EXCLUSIVELY SUBMITTED TO AND FINALLY RESOLVED BY BINDING ARBITRATION TO BE CONDUCTED IN THE CITY OF SAN DIEGO, CALIFORNIA UNDER THE COMMERCIAL ARBITRATION RULES OF THE AMERICAN ARBITRATION ASSOCIATION. THE AWARD SHALL BE FINAL AND BINDING UPON BOTH PARTIES AND NOT SUBJECT TO ANY APPEAL WITH THE PREVAILING PARTY ENTITLED TO AN AWARD OF REASONABLE ATTORNEY'S FEES AND COSTS. THE PARTIES ARE AWARE THAT EXECUTION OF THIS AGREEMENT WILL RESULT IN A WAIVER OF CERTAIN RIGHTS INHERENT IN ORDINARY JUDICIAL PROCESS SUCH AS THE RIGHT TO A TRIAL BY JURY, AMONG OTHERS.

IN WITNESS WHEREOF, this Agreement has been executed by the parties as of the date first above written.

/s/ JON LINDQUIST
----------------------------
Contractor

CalWest Ventures Inc.

/s/ Lala Cartledge
----------------------------
By Lala Cartledge

                                CALWEST VENTURES
                                 LALA CARTLEDGE
                               1070 SIDONIA STREET
                               ENCINITAS, CA 92024
                           (760) 942 4896 FAX 942 4896

YOU ARE NOT HERE MERELY TO MAKE A LIVING. YOU ARE HERE TO ENABLE THE WORLD TO LIVE MORE AMPLY, WITH GREATER VISION, AND WITH A FINER SPIRIT OF HOPE AND ACHIEVEMENT. YOU ARE HERE TO ENRICH THE WORLD. WOODROW WILSON
-----------------------------------------------------------------------------

                                MASTER PRICE LIST

                                  JOINT HEALTH

JOINT HEALTH is a proprietary formula containing the most comprehensive joint support nutrients ever created. Six years of clinical research has gone into its formulation. Nutrients, like CM Complex, help to stop the destruction of joint tissues. Glucosamine, collagen (type II), and methyl sulfonylmethane (MSM) provide the building blocks for new tissue growth, and a proprietary blend of herbal extracts function as natural COX-2 inhibitors, as well as, powerful antioxidants. Important minerals that have been found to exist in low levels in those suffering from the various forms of arthritis have also been included. JOINT HEALTH the only healthy joint formula that you'll ever need to purchase.

         JOINT HEALTH is available in bottles of 150 capsules. The recommended daily dose is 6 capsules twice a day.

RETAIL COST (suggested)                     $54.95   (150capsules)

WHOLESALE COST (6 bottles or more)          $29.95

DISTRIBUTOR COST (60 bottles or more)       $22.50

MASTER DISTRIBUTOR (200 bottles or more)    $20.75

                                CALWEST VENTURES
                                 LALA CARTLEDGE
                               1070 SIDONIA STREET
                               ENCINITAS, CA 92024
                          (805) 942 4896 FAX: 942 4896

----------------------------------------------------------------------------

                                MASTER PRICE LIST

                                     RE-LIV
                         ARTICHOKE/ SARSAPARILLA EXTRACT

         RE-LIV is a unique powdered herbal supplement created by a proprietary extraction method which produces an 4:1 extract of sarsaparilla root and artichoke bud. The patented extraction process, obtaining the water and fat-soluble principles, is responsible for high concentrations of active ingredients without using artificial additives, preservatives, stabilizers, or dangerous solvents.

     A partial analysis has revealed a complex contains the active flavonoids: quercetin, kaempferol, isorhamnetin, (+) - catechin, silymarin, cynarin, and polyphenols as caffeic and chlorogenic acids, which are known for their comprehensive anti-oxidant and hepato-protective qualities.

         A medical double-blind study on 60 patients diagnosed with chronic liver disease showed Re-Liv had impressive liver normalizing and regenerative capabilities.

         RE-LIV was developed by a group of three researchers including a biochemist specializing in pharmacology, a physician whose specialty is liver disease, and a chemist specializing in plant research. It has been used in clinical settings for over 20 years.

     Artichoke has had traditional uses in the Americas and Spain for treating digestive and liver conditions as well as diabetes. Sarsaparilla has been used during this last century as a blood purifier and anti-toxin. Flavonoids including quercetin, silymarin, isorhamnetin, and

(+) - catechin have been used for their anti-hepatoxic activity. However, this research has found that a combination of concentrated extracts of the buds of this particular artichoke and sarsaparilla shows a highly synergistic effect when addressing various conditions related to liver pathology.

         RE-LIV IS RECOMMENDED FOR THOSE WHO:

         -   consume ALCOHOL

         -   are exposed to ENVIRONMENTAL POLLUTANTS or cigarette smoke

         -   have been taking MEDICATIONS or DRUGS for extended periods of time

         -   are OVERWEIGHT

         -   have a history of liver or GALL BLADDER DISEASE and POOR DIGESTION

         - have a history of ENVIRONMENTAL SENSITIVITIES due to a sluggish liver

         -   have ABNORMAL LIVER ENZYMES

         Re-Liv is available in bottles of 90 capsules of 420 milligrams. The recommended daily dose is 1260 milligrams (3 capsules).

RETAIL COST (suggested)                     $24.95   (60capsules)

WHOLESALE COST (6 bottles or more)          $12.50

DISTRIBUTOR COST (60 bottles or more)       $8.95

MASTER DISTRIBUTOR (200 bottles or more)    $6.50

                        INDEPENDENT CONTRACTOR AGREEMENT

This Independent Contractor Agreement (the "Agreement") is made and effective this 14th day of June 2001, by and between WENDY PARKS (the "Contractor") and CalWest Ventures Inc.(the "Company").

Now, therefore, Contractor and Company agree as follows:

1.  ENGAGEMENT.
Company hereby engages Contractor, and Contractor accepts said engagement, to provide to Company the following services: sales to buyers of the Company's products not previously engaged by the Company.

2.  TERM.
Contractor shall provide services to Company pursuant to this Agreement for a term commencing on execution of this Agreement until such time as terminated by either party.

3.  PLACE OF WORK.
Contractor shall render services primarily at Contractor's offices.

4.  TIME.
Contractor's daily schedule and hours worked under this Agreement on a given day shall be subject to Contractor's discretion. Company relies upon Contractor to devote sufficient time as is reasonably necessary to fulfill the spirit and purpose of this Agreement.

5.  PAYMENT.
Company must approve the project provided by Consultant to the Company prior to the commencement of consulting services. Payment shall be subject to Master Price List (see attached).

6.  COVENANT NOT TO COMPETE.
During the term of this Agreement Contractor shall not compete in any manner with the Company in any location whatsoever, including without limitation on the "Internet," directly or indirectly, either for his own account, or as a partner, shareholder, officer, director, employee, agent or otherwise. Contractor agrees not to own, manage, operate, control, be employed by, participate in, consult with, perform services for, or otherwise be connected with any business that is the same as or similar to the business conducted by Company. In the event any of the provisions of this Section 6 are determined to be invalid by reason of their scope or duration, this Section 6 shall be deemed modified to the extent required to cure the invalidity. In the event of a breach of this Section 6, or a threatened breach of this Section 6, Company shall be entitled to obtain an injunction restraining the commitments or continuance of the breach, as well as any other legal or equitable remedies permitted by law.

7.  CONFIDENTIALITY.
During the term of this Agreement, Contractor shall not, without the prior written consent of Company, disclose to anyone any Confidential Information. "Confidential Information" for the purposes of this Agreement shall include Company's proprietary and confidential information such as, but not limited to, customer lists, business plans, marketing plans, financial information, designs, drawing, specifications, models, software, source codes and object codes. Confidential Information shall not include any information that:

     A.  is disclosed by Company without restriction;

     B.  becomes publicly available through no act of Contractor;

     C.  is rightfully received by Contractor from a third party.

8.  TERMINATION.
This Agreement will automatically and immediately terminate (i) upon the mutual agreement of the parties, or (ii) upon the determination by the Company that the Contractor has materially failed to perform his or her duties, or (iii) upon the determination by the Company that the Contractor has engaged in any act of dishonesty, or (iv) upon the completion of the assignment for which Contractor was hired.

9.  INDEPENDENT CONTRACTOR.
Contractor is and throughout this Agreement shall be an independent contractor and not an employee, partner or agent of Company. Contractor shall not be entitled to nor receive any benefit normally provided to Company's employees such as, but not limited to, vacation payment, retirement, health care or sick pay. Company shall not be responsible for withholding income or other taxes from the payments made to Contractor. Contractor shall be solely responsible for filing all returns and paying any income, social security or other tax levied upon or determined with respect to the payments made to Contractor pursuant to this Agreement.

10. TOOLS, SUPPLIES, TRAVEL AND EXPENSES.
Unless otherwise agreed to by Company in writing in advance, the Contractor shall be solely responsible for all expenses incurred by the Contractor, including without limitation, procuring, paying for and maintaining any computer equipment, software, paper, tools or supplies necessary or appropriate for the performance of Contractor's services hereunder or any expenses incurred with respect to travel.

11. NO EARNINGS, CLAIMS OR PROMISES.
The Company makes no promises or representations whatever to the Contractor with respect to a minimum, maximum or any specific amount of earnings that the Contractor can expect to receive.

12. INDEMNITY.

The Contractor agrees to indemnify, defend and hold harmless the Company, its officers, employees and agents from all loss, damage, cost, and expense, including attorney's fees, incurred by the Company arising from or in any connected with the Contractor's performance including, without limitation, bodily injury, sickness and/or disease, including death at any time, sustained by any person in connection with the performance of Contractor or any independent contractor or employee of Contractor in connection with the operation of any vehicle, or in connection with the performance of Contractor's duties hereunder.

13. AUTOMOBILE INSURANCE.
Contractor agrees, warrants and covenants that Contractor or any independent contractor or employee utilized by Contractor has and will maintain automobile insurance in connection with any automobile that may be used in the performance of this Agreement with at least minimum statutory liability limits at Contractor's sole expense and will provide proof of automobile insurance upon any automobile that may in the performance of this Agreement.

14. CONTROLLING LAW.
This Agreement shall be governed by and construed in accordance with the laws of the State of California.

12. HEADINGS.
The headings in this Agreement are inserted for convenience only and shall not be used to define, limit or describe the scope of this Agreement or any of the obligations herein.

13. FINAL AGREEMENT.
This Agreement constitutes the final understanding and agreement between the parties with respect to the subject matter hereof and supersedes all prior negotiations, understandings and agreements between the parties, whether written or oral. This Agreement may be amended, supplemented or changed only by an agreement in writing signed by both of the parties.

14. NOTICES.
Any notice required to be given or otherwise given pursuant to this Agreement shall be in writing and shall be hand delivered, mailed by certified mail, return receipt requested or sent by recognized overnight courier service as follows:

If to Contractor:
                    WENDY PARKS
                    100 ESPARTA WAY
                    SANTA MONICA, CA 90402

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

         If to Company:
                  1070 Sidonia Street
                  Encinitas, CA 92024

15. SEVERABILITY.
If any term of this Agreement is held by a court of competent jurisdiction to be invalid or unenforceable, then this Agreement, including all of the remaining terms, will remain in full force and effect as if such invalid or unenforceable term had never been included.

16. ARBITRATION.
ALL AND ANY DISPUTES OF ANY NATURE WHATSOEVER, INCLUDING WITHOUT LIMITATION ANY TYPE OF CONTROVERSIES OR DIFFERENCES WHICH MAY ARISE BETWEEN THE PARTIES OUT OF OR IN RELATION TO OR IN CONNECTION WITH THIS AGREEMENT, REGARDLESS OF WHETHER EXPRESSED IN CONTRACT OR TORT, SHALL BE SETTLED AMICABLY. IF SETTLEMENT IS NOT REACHED BETWEEN THE PARTIES HERETO, IT SHALL BE EXCLUSIVELY SUBMITTED TO AND FINALLY RESOLVED BY BINDING ARBITRATION TO BE CONDUCTED IN THE CITY OF SAN DIEGO, CALIFORNIA UNDER THE COMMERCIAL ARBITRATION RULES OF THE AMERICAN ARBITRATION ASSOCIATION. THE AWARD SHALL BE FINAL AND BINDING UPON BOTH PARTIES AND NOT SUBJECT TO ANY APPEAL WITH THE PREVAILING PARTY ENTITLED TO AN AWARD OF REASONABLE ATTORNEY'S FEES AND COSTS. THE PARTIES ARE AWARE THAT EXECUTION OF THIS AGREEMENT WILL RESULT IN A WAIVER OF CERTAIN RIGHTS INHERENT IN ORDINARY JUDICIAL PROCESS SUCH AS THE RIGHT TO A TRIAL BY JURY, AMONG OTHERS.

IN WITNESS WHEREOF, this Agreement has been executed by the parties as of the date first above written.

/s/ WENDY PARKS
--------------------------
Contractor

CalWest Ventures Inc.

/s/ Lala Cartledge
--------------------------
By Lala Cartledge 6/14/01

                                CALWEST VENTURES
                                 LALA CARTLEDGE
                               1070 SIDONIA STREET
                               ENCINITAS, CA 92024
                           (760) 942 4896 FAX 942 4896

YOU ARE NOT HERE MERELY TO MAKE A LIVING. YOU ARE HERE TO ENABLE THE WORLD TO LIVE MORE AMPLY, WITH GREATER VISION, AND WITH A FINER SPIRIT OF HOPE AND ACHIEVEMENT. YOU ARE HERE TO ENRICH THE WORLD. WOODROW WILSON
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

                                MASTER PRICE LIST

                                  JOINT HEALTH

JOINT HEALTH is a proprietary formula containing the most comprehensive joint support nutrients ever created. Six years of clinical research has gone into its formulation. Nutrients, like CM Complex, help to stop the destruction of joint tissues. Glucosamine, collagen (type II), and methyl sulfonylmethane (MSM) provide the building blocks for new tissue growth, and a proprietary blend of herbal extracts function as natural COX-2 inhibitors, as well as, powerful antioxidants. Important minerals that have been found to exist in low levels in those suffering from the various forms of arthritis have also been included. JOINT HEALTH the only healthy joint formula that you'll ever need to purchase.

         JOINT HEALTH is available in bottles of 150 capsules. The recommended daily dose is 6 capsules twice a day.

RETAIL COST (suggested)                     $54.95   (150capsules)

WHOLESALE COST (6 bottles or more)          $29.95

DISTRIBUTOR COST (60 bottles or more)       $22.50

MASTER DISTRIBUTOR (200 bottles or more)    $20.75


                                CALWEST VENTURES
                                 LALA CARTLEDGE
                               1070 SIDONIA STREET
                               ENCINITAS, CA 92024
                          (805) 942 4896 FAX: 942 4896

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                                        19

                                MASTER PRICE LIST

                                     RE-LIV
                         ARTICHOKE/ SARSAPARILLA EXTRACT

         RE-LIV is a unique powdered herbal supplement created by a proprietary extraction method which produces an 4:1 extract of sarsaparilla root and artichoke bud. The patented extraction process, obtaining the water and fat-soluble principles, is responsible for high concentrations of active ingredients without using artificial additives, preservatives, stabilizers, or dangerous solvents.

     A partial analysis has revealed a complex contains the active flavonoids: quercetin, kaempferol, isorhamnetin, (+) - catechin, silymarin, cynarin, and polyphenols as caffeic and chlorogenic acids, which are known for their comprehensive anti-oxidant and hepato-protective qualities.

         A medical double-blind study on 60 patients diagnosed with chronic liver disease showed Re-Liv had impressive liver normalizing and regenerative capabilities.

         RE-LIV was developed by a group of three researchers including a biochemist specializing in pharmacology, a physician whose specialty is liver disease, and a chemist specializing in plant research. It has been used in clinical settings for over 20 years.

     Artichoke has had traditional uses in the Americas and Spain for treating digestive and liver conditions as well as diabetes. Sarsaparilla has been used during this last century as a blood purifier and anti-toxin. Flavonoids including quercetin, silymarin, isorhamnetin, and (+) - catechin have been used for their anti-hepatoxic activity. However, this research has found that a combination of concentrated extracts of the buds of this particular artichoke and sarsaparilla shows a highly synergistic effect when addressing various conditions related to liver pathology.

         RE-LIV IS RECOMMENDED FOR THOSE WHO:

         -   consume ALCOHOL

         -   are exposed to ENVIRONMENTAL POLLUTANTS or cigarette smoke

         -   have been taking MEDICATIONS or DRUGS for extended periods of time

         -   are OVERWEIGHT

         -   have a history of liver or GALL BLADDER DISEASE and POOR DIGESTION

         - have a history of ENVIRONMENTAL SENSITIVITIES due to a sluggish liver

         -   have ABNORMAL LIVER ENZYMES

         Re-Liv is available in bottles of 90 capsules of 420 milligrams. The recommended daily dose is 1260 milligrams (3 capsules).


RETAIL COST (suggested)                     $24.95   (60capsules)

WHOLESALE COST (6 bottles or more)          $12.50

DISTRIBUTOR COST (60 bottles or more)       $8.95

MASTER DISTRIBUTOR (200 bottles or more)    $6.50

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